Exhibit 99.1

            MoneyGram International Announces Third Quarter Results;
                     Money Transfer Volume Grows 35 percent

    MINNEAPOLIS--(BUSINESS WIRE)--Oct. 28, 2004--



----------------------------------------------------------------------
($ in millions)                                   Q3      Q3      %
                                                 2004    2003   Change
                                                ----------------------
Revenue                                         $216.2  $188.0   14.9%
Commissions Expense                              104.3    97.3    7.2
Net Revenue                                      111.9    90.8   23.4
Expenses                                          78.4    69.1   13.5
Income from Continuing Operations                 24.5    18.5   32.6
Income from Discontinued Operations, net of tax      -     6.3     NM
Net Income                                        24.5    24.8   -1.3
Earnings per share
  Income from Continuing Operations              $0.28   $0.22   27.3
  Income from Discontinued Operations                -   $0.07     NM
  Net Income                                     $0.28   $0.29   -3.4

Operating Margin                                  15.5%   11.5%    NM
----------------------------------------------------------------------


    MoneyGram International, Inc. (NYSE:MGI), today announced third quarter 2004 income from continuing operations of $24.5 million, or $0.28 per share, up 33 percent from income from continuing operations of $18.5 million, or $0.22 per share in the third quarter 2003. Earnings per share from continuing operations of $0.28 in the third quarter 2004 includes net securities gains and charges for capitalized technology costs and intangibles assets, which in aggregate, netted to $0.04 per share.
    Net income for the third quarter 2004 was $24.5 million, or $0.28 per share, compared with $24.8 million, or $0.29 per share in the third quarter 2003. In the third quarter 2003, net income included discontinued operations related to Viad Corp of $6.3 million, or $0.07 per share.

    Third quarter 2004 results reflect:

    --  Strong performance of the Global Funds Transfer segment.
        Segment revenue grew nearly 20 percent in the third quarter 2004, driven by 27 percent revenue growth of money transfer.

    -- Net investment margin of 1.22 percent, computed as shown in Table One. As expected, this was less than second quarter 2004 net investment margin of 1.39 percent primarily due to higher short term interest rates mitigated by our hedging strategy.

    -- Net securities gains of $10.9 million pre-tax ($6.8 million after tax, which amounts to $0.08 per share). These net securities gains resulted from the early pay off of a security held in the investment portfolio, impairments of certain securities, and realized losses from repositioning of the portfolio.

    -- A charge of $3.1 million pre-tax ($1.9 million after tax, which amounts to $0.02 per share) for capitalized technology costs related primarily to a discontinued development project with Concorde EFS. The charge is included in transaction and operations support expense.

    -- A charge of $2.1 million pre-tax ($1.3 million after tax, which amounts to $0.02 per share) for other intangible assets. The charge is included in transaction and operations support expense.

    Philip Milne, president and chief executive officer said, "Money transfer transaction volume increased 35 percent in the third quarter and money transfer revenue increased 27 percent year over year worldwide. Money transfer agents delivered strong performance as a result of the company's point of sale technology, consumer value pricing initiatives, and local currency conversions. Money transfer is the company's growth driver and our developing agent base is becoming increasingly productive. These agents are delivering the affordable, reliable and convenient payment services consumers have come to expect from MoneyGram."
    Milne continued, "The money order business produced solid third quarter results. Money orders continue to provide a great foundation for the growth of our company. However, the official check and money order businesses still exhibit the effects of a challenging interest rate environment."

    Segment Highlights

    MoneyGram operates in two reportable business segments, Global Funds Transfer and Payment Systems.



Global Funds Transfer
($ in millions)

                                                  Q3      Q3      %
                                                 2004    2003   Change
                                                ----------------------
Revenue                                         $137.7  $114.9   19.8%
Commissions Expense                               51.6    42.0   23.0
Net Revenue                                       86.1    72.9   18.0
Operating Income                                  27.4    24.5   12.0
Operating Margin                                  19.9%   21.3%    NM


    For the Global Funds Transfer segment, which consists of money transfer (including urgent bill payment) and retail money orders, third quarter revenue increased nearly 20 percent to $137.7 million and operating income increased 12 percent to $27.4 million in the third quarter 2004. Both revenue and operating income improved as a result of money transfer revenue growth of 27 percent. Operating income in the third quarter 2004 includes $2.2 million in net securities gains and a $3.1 million charge for capitalized technology costs. Operating margin in the third quarter 2004 was 19.9 percent compared to 21.3 percent due to the shift in product mix from retail money order to money transfer.
    Money transfer transaction volume grew 35 percent compared to third quarter 2003, reflecting 13 consecutive quarters of growth over 25 percent. The money transfer agent network grew 21 percent from the third quarter of 2003 to over 74,000 agent locations. Money order transaction volume was flat, despite a market trend of declining paper-based payment instruments.



Payment Systems
($ in millions)

                                                    Q3     Q3     %
                                                   2004   2003  Change
                                                  --------------------
Revenue                                           $78.5  $73.1    7.3%
Commissions Expense                                52.7   55.3   -4.7
Net Revenue                                        25.8   17.8   44.5
Operating Income                                    9.4    3.7    158
Operating Margin                                   12.0%   5.0%    NM


    The Payment Systems segment includes PrimeLink/Official Check outsourcing services, financial money orders and controlled disbursement processing services. Payment Systems revenue increased $5.3 million or 7 percent to $78.5 million in the third quarter 2004, driven by a $6 million increase in net securities gains. Fee and other revenue increased nearly 12 percent, however, this was offset by a decline in investment revenue (excluding gains) due to lower average invested funds. Operating income for the segment was $9.4 million in the third quarter 2004 and includes $8.7 million of net securities gains and a charge of $2.1 million related to intangible assets. The operating margin increased to 12.0 percent primarily due to higher net securities gains.

    Outlook

    MoneyGram International currently expects 2004 full year revenue growth in the range of 10 percent to 12 percent. Income from continuing operations per share is expected to be in the range of $0.21 to $0.24 for the fourth quarter and $0.71 to $0.74 for the full year 2004. The company expects fourth quarter 2004 income from continuing operations to be lower in comparison to the 2003 fourth quarter because last year's fourth quarter results included:

    -- Higher net investment revenue. Net investment revenue benefited in the fourth quarter 2003 from repositioning of the portfolio and hedge rebalancing activities.

    -- A pension curtailment gain of $3.8 million pre-tax included in fourth quarter 2003 results.

    Net investment margin for 2004 is expected to be in the range of
1.30 to 1.35 percent.
    These estimates are dependent on a variety of factors including interest rate levels and other factors. From time to time, events may occur which can results in unanticipated gains or losses. Our outlook does not reflect such events.

    Presentation of 2004 Financial Statements

    MoneyGram International, Inc. was spun off from Viad Corp on June 30, 2004. MoneyGram is considered the divesting entity and treated as the accounting successor to Viad for financial reporting purposes in accordance with the EITF No. 02-11, "Accounting for Reverse Spinoffs." MoneyGram results in 2004 include one-time debt tender and redemption expenses of $20.7 million, which amounts to $0.22 per share, related to the spin-off in the second quarter 2004. The historical results of MoneyGram through June 30, 2004, include Viad Corp as discontinued operations.

    Description of Tables

    Table One - Net Investment Revenue Analysis

    Table Two - Consolidated Statements of Income

    Table Three - Consolidated Balance Sheet

    Table Four - Consolidated Statements of Changes in Stockholders'
Equity

    Table Five - Consolidated Statements of Income (2003 Quarterly)

    Table Six - Consolidated Statements of Income (2002 Quarterly)

    Table Seven - Segment Information

    Conference Call and Webcast

    MoneyGram International will have a conference call today at 9:00 a.m. EDT, 8:00 a.m. CDT to discuss third quarter results. Phil Milne, Chief Executive Officer, and Dave Parrin, Chief Financial Officer, will speak on the call. The conference call can be accessed by calling
(800) 599-9795 in the U.S. or (617) 786-2905 internationally. The participant passcode is 87025068. The conference call will also be webcast through the company's website at www.moneygram.com. A replay of the conference call and webcast will be available one hour after the call concludes through 5:00 p.m. on November 4, 2004. The replay of the call is available at (888) 286-8010 in the U.S., or (617) 801-6888 internationally, passcode 22643499. The internet audio cast replay will be available at www.moneygram.com.

    About MoneyGram International, Inc.

    MoneyGram International, Inc., is a leading global payment services company and S&P MidCap 400 company. The company's major products and services include global money transfer, money orders and payment processing solutions for financial institutions and retail customers. For more information, visit the company's website at www.moneygram.com.

    Cautionary Information Regarding Forward-Looking Statements

    The statements contained in this press release regarding the business of MoneyGram International, Inc. that are not historical facts are forward-looking statements and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to: (a) fluctuations in interest rates that may materially adversely affect revenue derived from investment of funds received from the sale of payment instruments; (b) material changes in the market value of securities we hold; (c) material changes in our need for and the availability of liquid assets; (d) successful management of the credit and fraud risks of retail agents, and the credit risk related to our investment portfolio; (e) continued growth rates approximating recent levels for consumer money transfer transactions and other payment product markets; (f) renewal of material retail agent and financial institution customer contracts, or loss of business from significant agents or customers; (g) technological and competitive changes in the payment services industry; (h) changes in laws, regulations or other industry practices and standards which may require significant systems redevelopment, reduce the market for or value of the company's products or services or render products or services less profitable or obsolete; (i) continued political stability in countries in which MoneyGram has material agent relationships; (j) material lawsuits or investigations; (k) catastrophic events that could materially adversely impact operating facilities, communication systems and technology of MoneyGram, its clearing banks or major customers, or that may have a material adverse impact on current economic conditions or levels of consumer spending; (l) material breach of security of any of our systems; and (m) other factors more fully discussed in MoneyGram's filings with the Securities and Exchange Commission. Actual results may differ materially from historical and anticipated results. These forward-looking statements speak only as of the date on which such statements are made, and MoneyGram undertakes no obligation to update such statements to reflect events or circumstances arising after such date.



                               TABLE ONE
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                    NET INVESTMENT REVENUE ANALYSIS
                      (In thousands) (Unaudited)

                                       Third Quarter         2004 vs
                                     2004        2003          2003
                                  ----------- -----------   ----------
Components of net investment
 revenue:
  Investment revenue                 $77,276     $76,783         $493
  Investment commissions expense
   (1)                                56,712      59,408       (2,696)
                                  ------------------------------------
Net investment revenue               $20,564     $17,375       $3,189
                                  ====================================

Average balances:
  Cash equivalents and
   Investments                    $6,714,587  $7,390,634    ($676,047)
  Payment service obligations (2)  5,315,246   6,034,968     (719,722)

Average yields earned and rates
 paid (3):
  Investment yield                      4.58%       4.12%        0.46%
  Investment commission rate            4.24%       3.91%        0.33%
Net investment margin                   1.22%       0.93%        0.29%


                                  September Year to Date     2004 vs
                                     2004        2003          2003
                                  ----------- -----------   ----------
Components of net investment
 revenue:
  Investment revenue                $231,510    $245,439     $(13,929)
  Investment commissions expense
   (1)                               160,164     179,136      (18,972)
                                  ------------------------------------
Net investment revenue               $71,346     $66,303       $5,043
                                  ====================================

Average balances:
  Cash equivalents and
   Investments                    $6,729,216  $7,090,293    ($361,077)
  Payment service obligations (2)  5,328,344   5,723,746     (395,402)

Average yields earned and rates
 paid (3):
  Investment yield                      4.60%       4.63%       -0.03%
  Investment commission rate            4.02%       4.18%       -0.16%
Net investment margin                   1.42%       1.25%        0.17%

(1) Investment commissions expense reported includes payments made to financial institution customers, costs associated with swaps and the sale of receivables program.

(2) Commissions are paid to financial institution customers based upon average outstanding balances generated by the sale of official checks only. The average balance in the table reflects only the payment service obligations for which commissions are paid and does include the average balance of the sold receivables ($400 million and $428 million for the third quarter of 2004 and 2003, respectively, $408 million and $434 million for the first nine months of 2004 and 2003, respectively) as these are not recorded on the consolidated balances sheets.

(3) Average yields/rates are calculated by dividing the applicable amount shown in the "component of net interest revenue" section by the applicable amount shown in the "Average balances" section divided by the number of days in the period presented and multiplied by the number of days in the year. The "net investment margin" is calculated by dividing "Net investment revenue" by the "Cash equivalents and investments" average balance divided by the number of days in the period presented and multiplied by the number of days in the year.


                              TABLE TWO
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
      (In thousands except share and per share data) (Unaudited)

                               Three months ended   Nine months ended
                                   September 30        September 30
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------

REVENUE:
  Fee and other revenue        $128,000  $108,067  $363,706  $307,958
  Investment revenue             77,276    76,783   231,510   245,439
  Securities gains and losses,
   net                           10,877     3,198    12,078    (6,001)
                               --------- --------- --------- ---------
    Total revenue               216,153   188,048   607,294   547,396

  Fee commissions expense        47,593    37,864   132,021   104,798
  Investment commissions
   expense                       56,712    59,408   160,164   179,136
                               --------- --------- --------- ---------
    Total commissions expense   104,305    97,272   292,185   283,934

                               --------- --------- --------- ---------
    Net revenue                 111,848    90,776   315,109   263,462

EXPENSES:
  Compensation and benefits      29,320    28,499    95,709    83,098
  Transaction and operations
   support                       33,383    26,030    89,069    76,712
  Depreciation and
   amortization                   7,439     6,841    22,058    19,990
  Occupancy, equipment and
   supplies                       7,012     5,894    22,727    19,230
  Interest expense                1,234     1,882     4,361     7,877
  Debt tender and redemption
   costs                              -         -    20,661         -
                               --------- --------- --------- ---------
    Total expenses               78,388    69,146   254,585   206,907

                               --------- --------- --------- ---------
Income from continuing
 operations before income
 taxes                           33,460    21,630    60,524    56,555

Income tax expense                8,945     3,142    17,365     5,220
                               --------- --------- --------- ---------
Income from continuing
 operations                      24,515    18,488    43,159    51,335

Income and gain from
 discontinued operations, net
 of tax                               -     6,348    21,282    36,400

                               --------- --------- --------- ---------
NET INCOME                      $24,515   $24,836   $64,441   $87,735
                               ========= ========= ========= =========


Basic earnings per share
Income from continuing
 operations                       $0.28     $0.22     $0.50     $0.59
Income from discontinued
 operations, net of tax               -      0.07      0.24      0.42
                               --------- --------- --------- ---------
Earnings per common share         $0.28     $0.29     $0.74     $1.01
                               ========= ========= ========= =========
Average outstanding common
 shares                          87,262    86,273    86,968    86,168
                               ========= ========= ========= =========

Diluted income per share
Income from continuing
 operations                       $0.28     $0.22     $0.50     $0.59
Income from discontinued
 operations, net of tax               -      0.07      0.24      0.42
                               --------- --------- --------- ---------
Earnings per common share         $0.28     $0.29     $0.74     $1.01
                               ========= ========= ========= =========
Average outstanding and
 potentially dilutive common
 shares                          87,588    86,720    87,400    86,524
                               ========= ========= ========= =========


                             TABLE THREE
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
            (In thousands, except share data) (Unaudited)

                                             September 30 December 31
                                                 2004         2003
                                             ------------ ------------

ASSETS
Cash and cash equivalents                             $-      $33,832
Cash and cash equivalents (substantially
 restricted)                                     788,687    1,025,026
Receivables, net (substantially restricted)      844,956      755,734
Investments (substantially restricted)         6,279,016    6,013,757
Property and equipment                            90,273       95,207
Intangible assets                                 16,355       18,818
Goodwill                                         395,526      395,526
Assets of discontinued operations                      -      641,724
Other assets                                     103,023      242,530
                                             ------------ ------------
    Total assets                              $8,517,836   $9,222,154
                                             ============ ============

LIABILITIES
  Payment service obligations                 $7,532,691   $7,421,481
  Debt                                           150,000      201,351
  Derivative financial instruments                77,307      174,588
  Pension and other postretirement benefits      105,541      101,039
  Preferred stock subject to mandatory
   redemption                                          -        6,733
  Accounts payable and other liabilities          92,731      115,922
  Liabilities of discontinued operations               -      332,257
                                             ------------ ------------
    Total liabilities                          7,958,270    8,353,371

STOCKHOLDERS' EQUITY:
  Common shares, $.01 par value: 250,000,000
   shares authorized, 88,556,077 issued and
   outstanding                                       886      149,610
  Additional paid-in capital                      75,360      218,783
  Retained income                                485,519      863,944
  Unearned employee benefits and other           (25,956)     (35,442)
  Accumulated other comprehensive income
   (loss)                                         23,757      (35,208)
  Treasury stock                                       -     (292,904)
                                             ------------ ------------
    Total stockholders' equity                   559,566      868,783
                                             ------------ ------------
    Total liabilities and stockholders'
     equity                                   $8,517,836   $9,222,154
                                             ============ ============


                              TABLE FOUR
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
            (In thousands, except share data) (Unaudited)

                                                             Unearned
                                                             Employee
                               Common   Additional Retained  Benefits
                                Stock    Capital    Income   and Other
                              --------- ---------- --------- ---------

Balance, December 31, 2003    $149,610   $218,783  $863,944  $(35,442)
Net income                                           40,993
Dividends on common and
 preferred stock                     -          -    (7,807)        -
Employee benefit plans               -     (4,635)        -     2,815
Treasury shares acquired
Unrealized foreign currency
 translation adjustment              -          -         -         -
Unrealized gain on available-
 for-sale securities                 -          -         -         -
Unrealized loss on derivative
 financial instruments               -          -         -         -
Other, net                           -          -        48         -
                              --------- ---------- --------- ---------
Balance, March 31, 2004        149,610    214,148   897,178   (32,627)
Net income (loss)                    -          -    (1,067)        -
Dividends on common and
 preferred stock                     -          -    (7,822)        -
Employee benefit plans               -      4,972         -       217
Unrealized foreign currency
 translation adjustment              -          -         -         -
Unrealized gain on available-
 for-sale securities                 -          -         -         -
Unrealized loss on derivative
 financial instruments               -          -         -         -
Other, net                           -          -       170         -
Spin off from Viad Corp       (148,724)  (139,051) (426,556)        -
                              --------- ---------- --------- ---------
Balance, June 30, 2004             886     80,069   461,903   (32,410)
Net income                           -          -    24,515         -
Dividends on common and
 preferred stock                     -          -      (899)        -
Employee benefit plans               -     (4,709)        -     6,454
Unrealized foreign currency
 translation adjustment              -          -         -         -
Unrealized gain on available-
 for-sale securities                 -          -         -         -
Unrealized loss on derivative
 financial instruments               -          -         -         -
Other, net                           -          -         -         -
                              --------- ---------- --------- ---------
Balance, September 30, 2004       $886    $75,360  $485,519  $(25,956)
                              ========= ========== ========= =========


                                     Accumulated
                                        Other
                                    Comprehensive   Common
                                       (Loss)      Stock in
                                       Income      Treasury    Total
                                    ------------- ---------- ---------

Balance, December 31, 2003              $(35,208) $(292,904) $868,783
Net income                                                     40,993
Dividends on common and preferred
 stock                                         -          -    (7,807)
Employee benefit plans                         -      5,474     3,654
Treasury shares acquired                                            -
Unrealized foreign currency
 translation adjustment                     (408)         -      (408)
Unrealized gain on available-for-
 sale securities                          31,035          -    31,035
Unrealized loss on derivative
 financial instruments                    (2,992)         -    (2,992)
Other, net                                     -          -        48
                                    ------------- ---------- ---------
Balance, March 31, 2004                   (7,573)  (287,430)  933,306
Net income (loss)                              -          -    (1,067)
Dividends on common and preferred
 stock                                         -          -    (7,822)
Employee benefit plans                         -       (345)    4,844
Unrealized foreign currency
 translation adjustment                     (172)         -      (172)
Unrealized gain on available-for-
 sale securities                         (76,570)         -   (76,570)
Unrealized loss on derivative
 financial instruments                    72,448          -    72,448
Other, net                                     -          -       170
Spin off from Viad Corp                        -    287,775  (426,556)
                                    ------------- ---------- ---------
Balance, June 30, 2004                   (11,867)         0   498,581
Net income                                     -          -    24,515
Dividends on common and preferred
 stock                                         -          -      (899)
Employee benefit plans                         -          -     1,745
Unrealized foreign currency
 translation adjustment                      293          -       293
Unrealized gain on available-for-
 sale securities                          45,787          -    45,787
Unrealized loss on derivative
 financial instruments                   (10,456)         -   (10,456)
Other, net                                     -          -         -
                                    ------------- ---------- ---------
Balance, September 30, 2004              $23,757         $-  $559,566
                                    ============= ========== =========


                              TABLE FIVE
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
      (In thousands except share and per share data) (Unaudited)

                                                               Year
                                                               Ended
                        1st      2nd       3rd       4th     December
                       Quarter  Quarter   Quarter   Quarter     31
                        2003     2003      2003      2003      2003
                      -------- --------- --------- --------- ---------

REVENUE:
  Fee and other
   revenue            $97,063  $102,828  $108,067  $111,044  $419,002
  Investment revenue   86,638    82,017    76,783    77,661   323,099
  Securities gains
   and losses, net    (12,075)    2,876     3,198     1,123    (4,878)
                      -------- --------- --------- --------- ---------
    Total revenue     171,626   187,721   188,048   189,828   737,223

  Fee commissions
   expense             31,947    34,987    37,864    40,199   144,997
  Investment
   commissions
   expense             58,926    60,802    59,408    53,200   232,336
                      -------- --------- --------- --------- ---------
    Total commissions
     expense           90,873    95,789    97,272    93,399   377,333
                      -------- --------- --------- --------- ---------
    Net revenue        80,753    91,932    90,776    96,429   359,890

EXPENSES:
  Compensation and
   benefits            28,066    26,533    28,499    24,399   107,497
  Transaction and
   operations support  25,386    25,296    26,030    24,801   101,513
  Depreciation and
   amortization         6,523     6,626     6,841     7,305    27,295
  Occupancy,
   equipment and
   supplies             6,373     6,962     5,894     6,328    25,557
  Interest expense      3,230     2,765     1,882     1,980     9,857
                      -------- --------- --------- --------- ---------
    Total expenses     69,578    68,182    69,146    64,813   271,719

                      -------- --------- --------- --------- ---------
Income from
 continuing
 operations before
 income taxes          11,175    23,750    21,630    31,616    88,171

Income tax (benefit)
 expense               (1,215)    3,293     3,142     7,265    12,485
                      -------- --------- --------- --------- ---------
Income from
 continuing
 operations            12,390    20,457    18,488    24,351    75,686

Income from
 discontinued
 operations, net of
 tax                    9,641    20,411     6,348     1,816    38,216

                      -------- --------- --------- --------- ---------
NET INCOME            $22,031   $40,868   $24,836   $26,167  $113,902
                      ======== ========= ========= ========= =========

Diluted income per
 share
Income from
 continuing
 operations             $0.14     $0.24     $0.22     $0.28     $0.87
Income from
 discontinued
 operations, net of
 tax                     0.11      0.23      0.07      0.02      0.44
                      -------- --------- --------- --------- ---------
Earnings per common
 share                  $0.25     $0.47     $0.29     $0.30     $1.31
                      ======== ========= ========= ========= =========
Average outstanding
 and potentially
 dilutive common
 shares                86,326    86,508    86,720    86,891    86,619
                      ======== ========= ========= ========= =========

Basic earnings per
 share
Income from
 continuing
 operations             $0.14     $0.24     $0.22     $0.28     $0.87
Income from
 discontinued
 operations, net of
 tax                     0.11      0.23      0.07      0.02      0.44
                      -------- --------- --------- --------- ---------
Earnings per common
 share                  $0.25     $0.47     $0.29     $0.30     $1.31
                      ======== ========= ========= ========= =========
Average outstanding
 common shares         86,008    86,224    86,273    86,387    86,223
                      ======== ========= ========= ========= =========


                              TABLE SIX
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
      (In thousands except share and per share data) (Unaudited)

                                                               Year
                                                               Ended
                           1st      2nd      3rd      4th    December
                          Quarter  Quarter  Quarter  Quarter     31
                           2002     2002     2002     2002     2002
                         -------- -------- -------- -------- ---------

REVENUE:
  Fee and other revenue  $83,060  $91,010  $94,320  $97,245  $365,635
  Investment revenue      84,882   85,733   88,827   91,890   351,332
  Securities gains and
   losses, net            (2,341)  (1,255)   2,954   (8,635)   (9,277)
                         -------- -------- -------- -------- ---------
    Total revenue        165,601  175,488  186,101  180,500   707,690

  Fee commissions
   expense                25,856   29,484   30,510   32,418   118,268
  Investment commissions
   expense                55,607   58,088   62,541   63,916   240,152
                         -------- -------- -------- -------- ---------
    Total commissions
     expense              81,463   87,572   93,051   96,334   358,420

                         -------- -------- -------- -------- ---------
    Net revenue           84,138   87,916   93,050   84,166   349,270

EXPENSES:
  Compensation and
   benefits               26,309   23,881   27,462   22,037    99,689
  Transaction and
   operations support     25,825   25,578   23,597   21,608    96,608
  Depreciation and
   amortization            6,514    6,191    6,497    6,692    25,894
  Occupancy, equipment
   and supplies            5,932    6,112    5,888    7,248    25,180
  Interest expense         3,930    3,846    4,101    3,335    15,212
                         -------- -------- -------- -------- ---------
    Total expenses        68,510   65,608   67,545   60,920   262,583

                         -------- -------- -------- -------- ---------
Income from continuing
 operations before
 income taxes             15,628   22,308   25,505   23,246    86,687

Income tax expense           352    3,290    4,502    3,779    11,923
                         -------- -------- -------- -------- ---------
Income from continuing
 operations               15,276   19,018   21,003   19,467    74,764

(Loss) income from
 discontinued
 operations, net of tax  (24,619)  10,697   11,254  (14,210)  (16,878)

                         -------- -------- -------- -------- ---------
NET (LOSS) INCOME        $(9,343) $29,715  $32,257   $5,257   $57,886
                         ======== ======== ======== ======== =========

Diluted income per share
Income from continuing
 operations                $0.18    $0.22    $0.24    $0.23     $0.86
(Loss) income from
 discontinued
 operations, net of tax    (0.29)    0.12     0.13    (0.17)    (0.21)
                         -------- -------- -------- -------- ---------
(Loss) earnings per
 common share             $(0.11)   $0.34    $0.37    $0.06     $0.65
                         ======== ======== ======== ======== =========
Average outstanding and
 potentially dilutive
 common shares            86,095   87,672   86,616   86,068    86,716
                         ======== ======== ======== ======== =========

Basic earnings per share
Income from continuing
 operations                $0.18    $0.22    $0.24    $0.23     $0.87
(Loss) income from
 discontinued
 operations, net of tax    (0.29)    0.12     0.13    (0.17)    (0.21)
                         -------- -------- -------- -------- ---------
(Loss) earnings per
 common share             $(0.11)   $0.34    $0.37    $0.06     $0.66
                         ======== ======== ======== ======== =========
Average outstanding
 common shares            86,095   86,693   86,188   85,738    86,178
                         ======== ======== ======== ======== =========


                             TABLE SEVEN
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                         SEGMENT INFORMATION
                      (In thousands) (Unaudited)

                                           2002
                     -------------------------------------------------
                       First    Second     Third    Fourth     Full
                      Quarter   Quarter   Quarter   Quarter    Year
                     --------- --------- --------- --------- ---------
Revenue:
  Global Funds
   Transfer           $94,992  $103,621  $107,638  $106,702  $412,953
  Payment Systems      70,609    71,867    78,463    73,798   294,737
                     -------------------------------------------------
                      165,601   175,488   186,101   180,500   707,690

Operating income:
  Global Funds
   Transfer            18,370    28,303    24,860    27,628    99,161
  Payment Systems       6,421     5,270     7,873     2,094    21,658
                     -------------------------------------------------
                       24,791    33,573    32,733    29,722   120,819

  Interest expense      3,930     3,846     4,101     3,335    15,212
  Other unallocated
   expenses             4,769     6,421     1,295     1,183    13,668
  Minority interest
   in earnings            464       998     1,832     1,958     5,252
                     -------------------------------------------------
  Income from
   continuing
   operations before
   income taxes       $15,628   $22,308   $25,505   $23,246   $86,687
                     =================================================

Operating Margin:
  Global Funds
   Transfer              19.3%     27.3%     23.1%     25.9%     24.0%
  Payment Systems         9.1%      7.3%     10.0%      2.8%      7.3%


                                           2003
                     -------------------------------------------------
                       First    Second     Third    Fourth     Full
                      Quarter   Quarter   Quarter   Quarter    Year
                     --------- --------- --------- --------- ---------
Revenue:
  Global Funds
   Transfer          $105,226  $111,500  $114,916  $118,466  $450,108
  Payment Systems      66,400    76,221    73,132    71,362   287,115
                     -------------------------------------------------
                      171,626   187,721   188,048   189,828   737,223

Operating income:
  Global Funds
   Transfer            21,690    24,169    24,453    26,511    96,823
  Payment Systems      (2,611)    6,289     3,650     7,795    15,123
                     -------------------------------------------------
                       19,079    30,458    28,103    34,306   111,946

  Interest expense      3,230     2,765     1,882     1,980     9,857
  Other unallocated
   expenses             4,674     3,943     4,591       710    13,918
                     -------------------------------------------------
  Income from
   continuing
   operations before
   income taxes       $11,175   $23,750   $21,630   $31,616   $88,171
                     =================================================

Operating Margin:
  Global Funds
   Transfer              20.6%     21.7%     21.3%     22.4%     21.5%
  Payment Systems        -3.9%      8.3%      5.0%     10.9%      5.3%


                                 2004
                     -----------------------------
                       First    Second     Third
                      Quarter   Quarter   Quarter
                     --------- --------- ---------
Revenue:
  Global Funds
   Transfer          $120,969  $128,165  $137,688
  Payment Systems      70,352    71,655    78,465
                     --------- --------- ---------
                      191,321   199,820   216,153

Operating income:
  Global Funds
   Transfer            20,978    24,777    27,393
  Payment Systems       9,190     5,848     9,429
                     --------- --------- ---------
                       30,168    30,625    36,822

  Debt tender and
   redemption costs         -    20,661         -
  Interest expense      1,222     1,905     1,234
  Other unallocated
   expenses             4,899     5,042     2,128
                     --------- --------- ---------
  Income from
   continuing
   operations before
   income taxes       $24,047    $3,017   $33,460
                     ========= ========= =========

Operating Margin:
  Global Funds
   Transfer              17.3%     19.3%     19.9%
  Payment Systems        13.1%      8.2%     12.0%


    CONTACT: MoneyGram International, Inc., Minneapolis
             Investor Relations:
             Patricia D. Phillips, 952-591-3840
             ir@moneygram.com